Exhibit 10.31.8

THIRD AMENDMENT TO SUB-LEASE AGREEMENT

THIS THIRD AMENDMENT TO SUB-LEASE AGREEMENT made this 9th day of February, 2015 between:

HELLER, ALPER, ROBERTS, VOLK – EDISON, L.L.C., a New Jersey limited liability company (successor-in-interest to HELLER, ALPER, ROBERTS, VOLK – EDISON, a New Jersey general partnership), having an office at 205 Mill Road, Edison, New Jersey 08837, hereinafter referred to as:

“LANDLORD”

and

JOSHEN PAPER & PACKAGING CO., an Ohio corporation, having an office at 5800 Grant Avenue, Coyahoga Heights, Ohio 44105, hereinafter referred to as:

“SUB-LANDLORD”

and

PHARMEDIUM SERVICES, LLC, having an office at Two Conway Park, 150 Northfield Drive, Suite 350, Lake Forest, Illinois 60045, hereinafter referred to as:

“SUB-TENANT”

W I T N E S S E T H:

WHEREAS, the parties hereto entered into a certain Agreement of Sub-Lease dated June 24, 2009, as amended by First Amendment to Sub-Lease dated October 28, 2009 and Second Amendment to Sub-Lease dated July 10, 2014 (collectively, “Sub-Lease”) leasing a Sub-Leased Premises which currently consists of a 14,600 square foot building, and additional land, located in the Township of Edison, County of Middlesex, State of New Jersey, said Sub-Leased Premises more particularly shown, identified and described in said Sub-Lease; and

WHEREAS, pursuant to the provisions of the Sub-Lease, the Term of the Sub-Lease is currently due to expire on July 31, 2015; and

WHEREAS, the parties hereto wish to extend the Term of this Sub-Lease under the terms and conditions set forth in the Sub-Lease and in this Third Amendment to Sub-Lease.

NOW THEREFORE, in consideration of the terms and conditions contained herein together with other good and valuable consideration, the parties hereto agree as follows:

1. All capitalized terms used in this Third Amendment to Sub-Lease, not otherwise defined herein, shall have the meaning set forth in the Sub-Lease.

2. Paragraph 2 of the Sub-Lease, as set forth in Paragraph 2 of the Second Amendment to Sub-Lease, is hereby deleted in its entirety and replaced with the following:

“Sub-Tenant may extend the Sub-Lease Term for one (1) renewal period of three (3) years and six (6) months, commencing July 1, 2012 and continuing through December 31, 2015 (the “Renewal Period”), by written notice (the “Renewal Notice”) to the Sub-Landlord at least six (6) months prior to the expiration of the initial three (3) years of the Sub-Lease Term, provided that all of the following conditions have been satisfied: Sub-Tenant shall not be in default hereunder at the time Sub-Landlord has received the Renewal Notice or at the time the Renewal Period is to commence.”

3. Notwithstanding anything in the Sub-Lease to the contrary, rent for the Sub-Leased Premises of 14,600 square feet during the period August 1, 2015 through December 31, 2015 shall be $10,202.68 per month.

4. By their signatures below, Landlord, Sub-Landlord and Sub-Tenant hereby acknowledge and reaffirm that Sub-Tenant has exercised its right of renewal for the Renewal Period commencing July 1, 2012 and continuing through December 31, 2015 under the terms and conditions set forth in the Sub-Lease and in this Third Amendment to Sub-Lease.

5. This Third Amendment to Sub-Lease may be executed in any number of counterparts, each of which shall be deemed to be original, and all of which together shall constitute one and the same instrument.

6. Except as modified herein, all of the terms and conditions of said Sub-Lease, as amended, shall remain in full force and effect throughout the Term of this Sub-Lease and any extensions thereof.

7. Submission of this Third Amendment to Sub-Lease Agreement for examination or signature of Landlord, Sub-Landlord and Sub-Tenant does not constitute an offer, reservation of or option under the Sub-Lease, and this Third Amendment to Sub-Lease Agreement will not be effective or binding upon the parties until execution and delivery by Landlord, Sub-Landlord, and Sub-Tenant.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals or caused these premises to be duly executed by their proper corporate officers the day and year first written above.

WITNESS:	HELLER, ALPER, ROBERTS, VOLK – EDISON, L.L.C., LANDLORD

/s/ Shirleen A. Roberts	By:	/s/ Brian Banaszynski
Shirleen A. Roberts		Brian Banaszynski, President

ATTEST:	JOSHEN PAPER & PACKAGING CO., SUB-LANDLORD

/s/ Erin E. Allensworth	By:	/s/ Don Morgenroth
Erin E. Allensworth		Don Morgenroth

ATTEST:	PHARMEDIUM SERVICES, LLC, SUB-TENANT

/s/ Starlena Christian	By:	/s/Thomas Cosentino
Starlena Christian, Sr. Paralegal		Thomas Cosentino, VP Supply Chain & Field Ops

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